Zacks Dividend Fund Investor Class Shares – ZDIVX Institutional Class Shares – ZDIIX
Summary Prospectus	April 3, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http://www.zacksfunds.com/literature.php. You may also obtain this information at no cost by calling 1-(888) 453-4003 or by sending an e-mail request to wholesalesupport@Zacks.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 1, 2020, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-(888) 453-4003 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-(888) 453-4003 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the series of Investment Managers Series Trust managed by Zacks Investment Management, Inc. you hold directly or through your financial intermediary, as applicable.

ZACKS DIVIDEND FUND

Investment Objectives

The investment objectives of the Zacks Dividend Fund are capital appreciation and dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class Shares	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%	0.80%
Distribution and Service (12b-1) fees	0.25%	None
Other expenses	0.38%	0.38%
Total annual fund operating expenses	1.43%	1.18%
Fees waived and/or expenses reimbursed[1]	(0.13)%	(0.13)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	1.30%	1.05%

1	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.30% and 1.05% of the average daily net assets for Investor Class Shares and Institutional Class Shares of the Fund, respectively. This agreement is in effect until March 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years from the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$132	$412	$743	$1,677
Institutional Class	$107	$334	$609	$1,395

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended November 30, 2019, the Fund had a portfolio turnover rate of 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of dividend paying companies organized or headquartered in the United States. The Fund’s equity investments include common stock, preferred stock, rights and warrants. Zacks Investment Management, Inc. (the “Advisor”) intends to invest the Fund’s assets in the equity securities of companies that the Advisor believes are undervalued based on their earnings, dividends, assets, or other financial measures. While the Fund may invest in companies of any market capitalization, it will generally focus on companies with large capitalizations ($10 billion or higher at the time of purchase). The Fund may also invest in exchange-traded funds (“ETFs”), which are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges. In addition, the Fund may also invest in American Depository Receipts (“ADRs”), which are receipts that represent interests in foreign securities held on deposit by U.S. banks. In addition, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

The Advisor employs a bottom-up investment approach to buying and selling investments for the Fund. The Advisor selects investments primarily based on quantitative analysis of an individual issuer and its potential for capital appreciation and dividend income. The Advisor uses a quantitative model that analyzes an issuer’s dividend yield, earnings, cash flows, competitive position, and management ability. The primary aim of this quantitative model is to systematically evaluate an issuer’s valuation, price and earnings momentum and earnings quality. In addition to considering a company’s financial condition the Advisor also considers other factors such as general market, economic, political, and regulatory conditions.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Market Turbulence Resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Quantitative Model Risk. There are limitations inherent in every quantitative model. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. For example, as of November 30, 2019, 29% of the Fund’s assets were invested in the financial sector. Companies in the financial sector may be adversely affected by many factors, including among others, fluctuations in interest rates, government regulation, economic conditions, credit rating downgrades, and decreased liquidity in the credit markets. The impact of more stringent capital requirements or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Lending Portfolio Securities Risk. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. The collateral, including the investment of any cash collateral, is subject to market depreciation. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses. The collateral (including any investment of cash collateral) is not subject to the percentage limitations on the Fund’s investments described elsewhere in this prospectus.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Exchange-Traded Funds Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and therefore, are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor Class Shares and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.zacksfunds.com, or by calling the Fund at 1- (888) 453-4003. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Investor Class

For each calendar year at NAV

Investor Class Shares
Highest Calendar Quarter Return at NAV (non-annualized):	10.24%	Quarter Ended 03/31/2019
Lowest Calendar Quarter Return at NAV (non-annualized):	(9.06%)	Quarter Ended 12/31/2018

Average Annual Total Returns for the Periods Ended December 31, 2019	1 year	5 years	Since Inception (1/31/14)**	Inception Date
Return Before Taxes
Investor Class Shares	24.86%	8.86%	10.02%	January 31, 2014
Institutional Class Shares	25.23%	9.13%	10.30%	January 31, 2017
Return After Taxes on Distributions*
Investor Class Shares	24.09%	8.01%	9.25%	January 31, 2014
Return After Taxes on Distributions and Sale of Fund Shares*
Investor Class Shares	15.22%	6.87%	7.89%	January 31, 2014
Russell 1000 Value Index (Reflects no deductions for fees, expenses or taxes)	26.54%	8.29%	9.94%	January 31, 2014

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

**	Investor Class Shares were first offered on January 31, 2014. Institutional Class Shares were first offered on January 31, 2017. The performance figures for Institutional Class Shares include the performance for the Investor Class Shares for the period prior to January 31, 2017. For such period Institutional Class Shares would have had substantially similar performance as Investor Class because the shares are invested in the same portfolio of securities and the average annual total returns would have differed only to the extent that the expenses of Institutional Class Shares were lower than the expenses of Investor Class Shares and therefore, returns for Institutional Class Shares would have been higher than those of Investor Class Shares.

Investment Advisor

Zacks Investment Management, Inc.

Portfolio Manager

Mitch E. Zacks, Portfolio Manager, has been primarily responsible for the day-to-day management of the Fund’s portfolio since its inception in January, 2014.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Minimum Investments	To Open Your Account	To Add to Your Account
Institutional Class
Direct Regular Accounts	$5,000	$1,000
Direct Retirement Accounts	$2,000	$500
Automatic Investment Plan	$5,000	$500
Gift Account For Minors	$2,000	$500

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement accounts. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.